OPPENHEIMER CAPITAL APPRECIATION FUND/VA

Supplement dated May 29, 2013 to the

Prospectus dated April 30, 2013

This supplement amends the Prospectus of Oppenheimer Capital Appreciation Fund/VA (the “Fund”) dated April 30, 2013.

Effective May 31, 2013:

1.	The section titled “Portfolio Managers,” on page 5, is deleted in its entirety and is replaced with the following:

Portfolio Manager. Michael Kotlarz has been portfolio manager and Vice President of the Fund since June 2012.

2.	The section titled “The Portfolio Managers,” on page 8 of the Prospectus, is deleted in its entirety and is replaced with the following

Portfolio Manager.  The Fund's portfolio is managed by Michael Kotlarz, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Kotlarz has been a portfolio manager and Vice President of the Fund since June 2012.

Mr. Kotlarz joined the Sub-Adviser as a Vice President and Senior Research Analyst in March 2008. Prior to joining the Sub-Adviser, he was a Managing Director of Equity Research at Ark Asset Management from March 2000 to March 2008. Mr. Kotlarz is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

May 29, 2013	PS0610.003